SUPPLEMENT DATED JANUARY 3, 2006

TO PROSPECTUS DATED

MAY 1, 2005 FOR

CHASE INSURANCE LIFE AND ANNUITY COMPANY

PERIODIC PAYMENT VARIABLE

ANNUITY CONTRACTS

CHASE INSURANCE ADVANTAGE III

Issued By

CHASE VARIABLE ANNUITY SEPARATE ACCOUNT

and

CHASE INSURANCE LIFE AND ANNUITY COMPANY

This Supplement amends certain information contained in your Chase Insurance Advantage III Variable Annuity Prospectus. Please read this Supplement carefully and keep it with your Prospectus for future reference.

The section entitled “4. Transfers During the Accumulation Period.” appearing on pages 27 and 28 of the prospectus is amended by deleting the third bullet point in the first paragraph of such section and replacing it with the following:

•	“Total transfers out of the Fixed Account in any Contract Year may not exceed 25% of the value of the Fixed Account as of the prior Contract anniversary or, in the case of transfers in the first Contract Year, the issue date. Transfers made under a systematic investment program approved by us are not currently subject to this limitation, but we reserve the right to impose this or a modified limitation on such transfers in the future. The entire Fixed Account Contract Value may be transferred if a transfer out of the Fixed Account would otherwise result in a Fixed Account Contract Value less than $5,000.”

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For use in all states